SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                     PAWNBROKERS EXCHANGE, INC.
         (Name of Registrant as Specified in its Charter)

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[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)    Title of each class of securities to which transaction applies:  N/A.

(2)    Aggregate number of securities to which transaction applies:  N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4)    Proposed maximum aggregate value of transaction:  N/A.

(5)    Total fee paid:  N/A.

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

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          (4)   Date Filed:  N/A


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                    PAWNBROKERS EXCHANGE, INC.

                     158 South State Street
                    Salt Lake City, Utah 84111
                         (801) 238-0111

                      INFORMATION STATEMENT

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                  REQUESTED NOT TO SEND A PROXY



                         INTRODUCTION

          This Information Statement is being furnished to stockholders in connection with resolutions providing for an amendment to our Articles of Incorporation to increase the authorized capital from 50,000,000 shares of common stock to 300,000,000 shares of common stock.

          These resolutions were unanimously adopted by the Board of Directors and all of our directors and executive officers who own a majority of the outstanding voting securities of the Company ("the Majority Stockholders") in accordance with Sections 16-10a-821 and 10-10a-704, respectively, of the Utah Revised Business Corporation Act (the "Utah Act"). No other votes are required or necessary to effect this amendment.

               APPROXIMATE MAILING DATE MAY 22, 2001


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          The resolutions adopted by the Majority Stockholders provide for the
increase in the authorized common stock.   The increase in the authorized
common stock will become effective on the opening of business on the twenty first day following the mailing of this Information Statement to the Company's stockholders; and any executive officer, as required by the Utah Law, is entitled to execute and file the Articles of Amendment with the Secretary of the State of the State of Utah and such other agencies as may be deemed required or necessary.

          This amendment is the only matter covered by this Information
Statement.

           Section 16-10a-1003 of the Utah Law provides that every amendment to the Articles of Incorporation of a corporation must first be adopted by the Board of Directors and submitted to a vote of the shareholders owning a majority of the securities entitled to vote on any such amendment. Section 16-10a-704, provides that the Board of Directors, by unanimous written consent, and persons owning the required majority of voting securities necessary to adopt any action that would otherwise be required to be submitted to a meeting of stockholders, may adopt such action without a meeting by written consent. See the caption "Amendment to the Articles of Incorporation and Vote Required for Approval."

          The directors, executive officers and Majority Stockholders who adopted the resolutions to amend the Articles of Incorporation to change the authorized shares of common stock of the Company outlined above collectively own approximately 93% of the outstanding voting securities of the Company. See the caption "Voting Securities and Principal Holders Thereof."

     INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment which is not shared by all other stockholders.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

          The securities that would have been entitled to vote if a meeting was required to be held consist of shares of no par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on the date hereof, the record date for determining stockholders who would have been entitled to notice of and to vote on the amendment to the Company's Articles of Incorporation, was 2,149,000.

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

          To the knowledge of management and based upon a review of the stock ledger maintained by its transfer and registrar agent, the following table sets forth the beneficial ownership of persons who own more than five percent of the Company's common stock as of the date hereof, and the share holdings of management, to-wit:

                             Positions            Number and Percentage
Name and Address               Held               of Shares Beneficially Owned
----------------               ----               ----------------------------
Michael Vardakis            President,                  1,600,000    74.45%
47 East 400 South           Director
Salt Lake City, Utah  84111

Vincent C. Lombardi         Director                      300,000    13.96%
755 East Greg Street,
Suite #25
Sparks, Nevada  89431

Terry S. Pantelakis         Vice President,                50,000     2.33%
350 South State Street      Director
Salt Lake City, Utah  84111

Angelo Vardakis             Secretary/Treasurer            50,000     2.33%
350 South State Street      Director
Salt Lake City, Utah  84111

All executive officers and
directors as a group                                    2,000,000    93.07%
(four persons)


             AMENDMENT TO THE ARTICLES OF INCORPORATION
                  AND VOTE REQUIRED FOR APPROVAL

           Section 16-10a-1003 of the Utah Law provides that every amendment to the Articles of Incorporation of a corporation must first be adopted by the Board of Directors and submitted to a vote of the shareholders owning a majority of the securities entitled to vote on any such amendment. Section 16-10a-704 provides that the Board of Directors, by unanimous written consent, and persons owning the required majority of voting securities necessary to adopt any action that would otherwise be required to be submitted to a meeting of stockholders, may adopt such action without a meeting by written consent.

           The resolution to change the authorized shares of the common stock of the Company outlined above was unanimously adopted by the Board of Directors and the Majority Stockholders of the Company by written consent in accordance with Sections 16-10a-704 and 16-10a-821, respectively, of the Utah Law. The Majority Stockholders collectively owned in excess of the required majority of the outstanding voting securities of the Company necessary for the adoption of the amendment. See the caption "Voting Securities and Principal Holders Thereof."

           The effective date of the change to the authorized shares of the Company's common stock will be June 12, 2001.

           This amendment will have no effect on the present issued and outstanding shares of common stock of the Company owned by any stockholder; it will merely increase the number of shares that the Company has authorized to issue in the future.

THE MAJORITY STOCKHOLDERS OF THE COMPANY WHO HAVE CONSENTED TO THE INCREASE IN THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ADOPT THIS AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY AND HAVE DONE SO, TO BE EFFECTIVE ON JUNE 12, 2001; NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.


                              BY ORDER OF THE BOARD OF DIRECTORS



May 2, 2001                   Michael Vardakis
                              President and Director